UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016 (November 14, 2016)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO 80020

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

£	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
£	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
£	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
£	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2016, ARCA biopharma, Inc. (“ARCA”) issued a press release reporting financial results for the quarter ended September 30, 2016.

The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “ARCA biopharma Announces Third Quarter 2016 Financial Results and Provides Business Update” dated November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2016

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Brian L. Selby
		Name:	Brian L. Selby
		Title:	Vice President, Finance and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “ARCA biopharma Announces Third Quarter 2016 Financial Results and Provides Business Update” dated November 14, 2016.